UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2018

Forestar Group Inc.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10700 Pecan Park Blvd., Suite 150, Austin Texas 78750
(Address of principal executive offices)

Registrant’s telephone number, including area code (512) 433-5200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 8, 2018, Forestar Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of five director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, (3) approval of the Forestar Group Inc. 2018 Stock Incentive Plan, and (4) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018. There were 41,938,936 shares of Common Stock eligible to be voted at this meeting and there were 40,613,217 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the four listed matters were as follows:
(1).    Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as a director to hold office until the 2019 Annual Meeting and until his successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Donald J. Tomnitz	39,217,229	17,946	63,891	1,314,151
Samuel R. Fuller	39,209,551	25,723	63,792	1,314,151
M. Ashton Hudson	34,965,123	4,270,052	63,891	1,314,151
G.F. (Rick) Ringler, III	39,120,729	111,382	66,955	1,314,151
Donald C. Spitzer	39,213,274	21,900	63,892	1,314,151

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
38,827,623	280,886	190,557	1,314,151

(3).    Proposal Three: Approval of the Forestar Group Inc. 2018 Stock Incentive Plan. Stockholders approved the Company’s 2018 Stock Incentive Plan based on the following votes.

For	Against	Abstain	Broker Non-Votes
34,929,072	4,310,077	59,917	1,314,151

(4).    Proposal Four: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 based on the following votes.

For	Against	Abstain
40,523,948	18,451	70,818

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.
Date:	May 10, 2018	By:	/s/ THOMAS B. MONTANO
Name: Thomas B. Montano
Title: Vice President and Secretary

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